HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042               HV-5795 - PremierSolutions Standard (Series A)

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Supplement dated May 24, 2011 to your Prospectus

FUND REORGANIZATION

1.  BLACKROCK GOVERNMENT INCOME PORTFOLIO – INVESTOR A

The Board of Trustees of the BlackRock Funds has approved the reorganization (the “Reorganization”) of BlackRock Government Income Portfolio (“Merging Fund”) into BlackRock Intermediate Government Bond Portfolio (the “Acquiring Fund”).  The Reorganization does not require shareholder approval.

The Reorganization is expected to occur on or about the close of business of the New York Stock Exchange on July 15, 2011 (“Closing Date”).  If the Reorganization closes on the Closing Date, shares of each class of the Merging Fund will be converted into shares of the same class of the Acquiring Fund.

Due to the Reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of trading on the New York Stock Exchange on or about July 14, 2011.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on or about July 15, 2011, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 30 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on or about July 15, 2011, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is completed, effective as of the close of trading on the New York Stock Exchange on or about July 15, 2011, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

2.  BLACKROCK SMALL/MID-CAP GROWTH PORTFOLIO – INVESTOR A

On or about June 24, 2011, shareholders will vote on the proposed reorganization (the “Reorganization”) of the BlackRock Small/Mid-Cap Growth Portfolio (“Merging Fund”) into the BlackRock Mid-Cap Growth Equity Portfolio (“Acquiring Fund”).  If the proposed Reorganization is approved, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is scheduled to take place at the close of trading on the New York Stock Exchange on or about July 15, 2011.

Due to the Reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of trading on the New York Stock Exchange on or about July 14, 2011.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on or about July 15, 2011, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on or about July 15, 2011, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the close of trading on the New York Stock Exchange on or about July 15, 2011, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.